Exhibit 10.4

EXECUTION VERSION

MASTER MANAGEMENT AGREEMENT

THIS MASTER MANAGEMENT AGREEMENT (this “Agreement”), dated as of July 1, 2012, is entered into by and between INLAND AMERICAN REAL ESTATE TRUST, INC., a Maryland corporation (the “Company”), and INLAND AMERICAN RETAIL MANAGEMENT LLC, a Delaware limited liability company (the “Property Manager”).

WITNESSETH:

WHEREAS, the Company intends to operate as a “real estate investment trust” (a “REIT”), as defined in Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”), for federal and state income tax purposes and expects to make investments in real estate assets of the type permitted to be made by REITs under the Code and otherwise in accordance with the Articles of Incorporation and Bylaws of the Company; and

WHEREAS, the properties managed pursuant to this Agreement shall consist of retail facilities, including certain bank branch facilities, a list of which is attached hereto as Exhibit A (such investments included on Exhibit A being referred to herein collectively as the “Properties” and individually as a “Property”); and

WHEREAS, the Company desires to have the Property Manager manage certain Properties (as defined below) which are or will be owned by affiliates of the Company (such affiliates being referred to herein collectively as the “Property Owners” and individually as a “Property Owner”), and the Property Manager is willing to manage those Properties, on the terms and conditions herein set forth.

NOW THEREFORE, in consideration of the mutual covenants and conditions herein set forth, the parties hereto agree as follows:

1.                                      Effective Date.  Effective as of July 1, 2012, the Company hereby retains, on behalf of the Property Owners, the Property Manager to manage certain retail Properties, including certain bank branch facilities, located in the United States and Canada (collectively, the “Territory”).  This Agreement is not an exclusive management agreement and the Property Manager acknowledges and agrees that the Company (whether or not through the Property Owners) may engage other management companies to manage Properties within the Territory.

2.                                      Terms and Conditions.

(a)                                 The engagement of the Property Manager for any Property shall be pursuant to the terms and conditions of a separate management agreement in substantially the form attached hereto as Exhibit B (the “Management Agreement”) between the Property Manager and the applicable Property Owner.   Each Property identified on Exhibit A is identified as either a multi-tenant or single-tenant site or a bank branch facility for purposes of identifying the applicable monthly management fee rate for each Property.  Exhibit A will be amended to include any Properties acquired after the date of this Agreement as either a multi-tenant or single tenant site or a bank branch facility, and each such Property shall become subject to this Agreement and a separate Management Agreement.

(b)                                 Each Property Owner shall be obligated to pay the Property Manager, as a monthly management fee, an amount equal to:

(i)                                     4.50% of the Gross Income (as hereafter defined) of the Property to be managed, if the Property is a multi-tenant site,

(ii)                                  2.90% of the Gross Income of the Property to be managed, if the Property is a single-tenant site, or

(iii)                               2.50% of the Gross Income of the Property to be managed, if the Property is a bank branch facility.

(iv)                              For purposes hereof, “Gross Income” means all rents, assessments and other items, including, but not limited to the following, to the extent applicable: the aggregate amount of any and all tenant payments for real estate taxes, property liability and other insurance, damages and repairs, common area maintenance, tax reduction fees and all other tenant reimbursements, administrative charges, proceeds of rental interruption insurance, parking fees, income from coin operated machines and other miscellaneous income collected by or paid to Property Manager.  For purposes of calculating the management fee, Gross Income specifically includes late rent administrative charges, non-negotiable check charges, credit report fees, subleasing administrative charges, and all administrative charges actually collected from tenants in connection with annual common area maintenance reconciliations and tenant charge backs for same.

(c)                                  The management fee for each Property shall be set forth in the Management Agreement for each Property.  If the Property Manager or the Company, on behalf of a Property Owner, reasonably determines that a Property has changed its classification as either a single-tenant site or multi-tenant site or a bank branch facility, it shall notify the other party in writing.  If the parties mutually agree that the classification has changed, the parties will amend the Management Agreement to reflect a change in the management fee.

(d)                                 Property Manager hereby covenants and agrees that (i) subject to the reimbursement obligations set forth below, the Property Manager shall perform services requested by the Company, the Board of Directors of the Company or a Property Owner in connection with any direct or indirect sale of a Property in addition to those set forth in this Agreement and (ii) Property Manager shall cooperate with the Company and each applicable Property Owner, as applicable, in connection with such sale of a Property.

(e)                                  Each Property Owner shall reimburse the Property Manager for all reasonable out of pocket costs and expenses actually incurred by Property Manager for services performed in connection with a sale of a Property.  Such costs and expenses shall include, but not be limited to costs for consultants and/or temporary employees engaged to assist in the sale process, and severance packages or stay bonuses paid to those employees of Property Manager that contribute to the maintenance, operation, repair and other services being rendered at the Property.  Such costs and expenses shall not include corporate salary allocations or employee costs not normally reimbursed pursuant to the Management Agreements.  Severance packages and stay bonuses will not be reimbursed for any employees of Property Manager other than those rendering services at the applicable Property, including for the avoidance of doubt any senior executive of the Property Manager. All of the costs and expenses described in this subsection shall be reimbursed to Property Manager regardless of whether a sale occurs.

(f)                                   The following guidelines shall apply to reimbursement for severance packages and stay bonuses:

(i)                                     Up to one week of severance pay will be reimbursed for each one year of service.

(ii)                                  Stay bonuses will only be reimbursed for key employees, and reimbursement will be limited to approximately ten percent (10%) of the key employee’s base annual pay.

(iii)                               Property Manager agrees to provide an estimate of reimbursable severance payments and stay bonuses for the remainder of the 2012 calendar year to the applicable Property Owner, the Company and the Company’s Board of Directors within 30 days of the date of this Agreement and for the 2013 calendar year during the fourth quarter of the 2012 calendar year.  Such estimates shall be subject to the reasonable approval of the Company’s Board.  Property Manager will provide a quarterly update to the Property Owner, the Company and the Company’s Board of Directors as to reimbursable severance payments and stay bonuses actually paid and shall not be entitled to reimbursement for any amounts in excess of such estimates without the prior written approval of the Company’s Board of Directors.

(g)                                  Subject to the terms of this Agreement, Property Manager covenants and agrees to comply with and implement, as applicable, any direction or strategic plan approved by the Company’s Board of Directors.

(h)                                 Notwithstanding the foregoing, the Property Manager, the Company and the applicable Property Owner may mutually agree to vary the terms of a Management Agreement for any Property, provided any increase in or addition of fees and/or reimbursements, limitation or modification with respect to reporting, or modification of the term or any termination rights, in each instance, shall be subject to the prior approval of the Company’s Board of Directors.

3.                                      Termination.

(a)                                 Subject to Sections 3(b), 3(c) and 3(d) and to the renewal option described below, the term of this Agreement shall commence as of the date of this Agreement and expire on December 31, 2013.  The Term shall automatically be renewed until June 30,

2015, unless either party delivers written notice to the other party canceling this Agreement (a “Termination Notice”).  In order to be effective, a Termination Notice must be delivered before June 30, 2013.  If a Termination Notice is not delivered before such date, the Termination Notice shall not be effective, and the Term shall automatically be extended without further action by the parties.  If this Agreement is terminated pursuant to Subsections 3(b), 3(c) or 3(d) or a Termination Notice is given, all Management Agreements shall terminate effective as of the date of termination of this Agreement.

(b)                                 Notwithstanding Section 3(a) above, the Company shall have the right to terminate this Agreement under the following circumstances:

(i)                                     Property Manager engages in any act of fraud, misappropriation of funds or embezzlement or Property Manager commits any act of gross negligence or willful misconduct in the performance of its obligations under this Agreement; provided, however, if such conduct is committed by any individual other than any senior executive, the Company shall have no right to exercise such termination right if the Property Manager immediately terminates or causes the termination of such individual from employment and makes the Company, the Property Owner and the Property whole for the actual financial loss resulting from such conduct.

(ii)                                  The Property Manager commits a material breach of any representation, warranty, term, covenant or condition set forth in this Agreement and such breach is not cured within thirty (30) days after written notice from the Company to the Property Manager.   The notice shall specify the nature of the breach in reasonable detail.  Notwithstanding the foregoing, if the Property Manager has promptly commenced to cure the breach within the initial 30-day period and is diligently pursuing the cure to completion, the Property Manager shall have, to the extent necessary, an additional thirty (30) days to cure the breach before the Company may terminate this Agreement.

(iii)                               A court of competent jurisdiction enters a decree or order for relief in respect of the Property Manager in any involuntary case under the applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoints a receiver liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Property Manager or for any substantial part of its property or orders the winding up or liquidation of the Property Manager’s affairs.

(iv)                              The Property Manager commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to (or fails to timely object to) the entry of an order for relief in an involuntary case under any such law, or consents to (or fails to timely object to) the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Property Manager or for any substantial part of its property, or makes any general assignment for the benefit of creditors, or fails generally to pay its debts, as they become due.

(v)                                 There is a dissolution of the Property Manager.

(c)                                  Notwithstanding Section 3(a) above, the Property Manager shall have the right to terminate this Agreement under the following circumstances:

(i)                                     The Company commits a material breach of any representation, warranty, term, covenant or condition set forth in this Agreement and such breach is not cured within thirty (30) days after written notice from the Property Manager to the Company.  The notice shall specify the nature of the breach in reasonable detail.  Notwithstanding the foregoing, if the Company has promptly commenced to cure the breach within the initial 30-day period and is diligently pursuing the cure to completion, the Company shall have, to the extent necessary, an additional thirty (30) days to cure the breach before the Property Manager may terminate this Agreement.

(ii)                                  A court of competent jurisdiction enters a decree or order for relief in respect of the Company in any involuntary case under the applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoints a receiver liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of any of their respective property or orders the winding up or liquidation of the Company’s affairs.

(iii)                               The Company commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to (or fails to timely object to) the entry of an order for relief in an involuntary case under any such law, or consents to (or fails to timely object to) the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or makes any general assignment for the benefit of creditors, or fails generally to pay its debts, as they become due.

(iv)                              There is a dissolution of the Company.

(d)                                 Notwithstanding Section 3(a) above, if there is a Change of Control (as hereafter defined), this Agreement shall automatically terminate, effective as of the date on which the Change of Control occurs.  If there is a Change of Control pursuant to subsection (e)(i) below, then for purposes of this subsection (d), the date on which the Change of Control occurs means the date on which the last of the affected Properties or Property Owners are sold, disposed of or transferred by the Company.

(e)                                  For purposes hereof, a “Change of Control” means:

(i)                                     contracting to sell, dispose of or transfer at least seventy-five percent (75%) of either (1) the Properties managed by the Property Manager pursuant to this Agreement and the Management Agreements entered into pursuant to this Agreement or (2) the Property Owners of the Properties managed by the Property Manager pursuant to this Agreement and the Management Agreements entered into pursuant to this Agreement, in each case within any six (6) month period to one or more persons or entities other than the Property

Manager, any of its affiliates or any of the Company’s subsidiaries and at least seventy-five percent (75%) of such Properties or Property Owners, as applicable, are actually sold, disposed of or transferred by the Company; or

(ii)                                  the acquisition by any individuals, entity, group or person (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act, or any successor provision (the “Exchange Act”)), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than the Property Manager or any of its affiliates, in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of fifty percent (50%) or more of the total voting power of the voting capital interests of the Company.

(f)                                   Unless otherwise expressly set forth in this Section 3, the party entitled to terminate this Agreement shall provide the other party thirty (30) days advance written notice of the termination.

(g)                                  In the event a dispute arises between the parties regarding the application or interpretation of this Agreement or a Management Agreement, the parties shall exercise commercially reasonable efforts to reach a reasonable and equitable resolution of the matter.  If the parties are unable to reach a reasonable and equitable resolution, either party may refer the matter by written notice to the senior officers of the parties hereto.  If the parties still cannot resolve the matter, the parties shall agree upon an appropriate method of non-judicial dispute resolution, including mediation, mini-trial, or arbitration.

4.                                      Action Upon Termination.

(a)                                 Except as otherwise set forth in Section 4(b), the Property Manager shall not be entitled to compensation after the date of termination of this Agreement for further services performed under this Agreement or the Management Agreements, but shall be paid all compensation accruing to the date of termination. Upon termination of this Agreement, the Property Manager shall:

(i)                                     pay over to the Company, on behalf of the Property Owners, all moneys collected and held for the account of the Company pursuant to this Agreement and each Management Agreement, after deducting any accrued compensation and reimbursement for expenses to which the Property Manager is entitled;

(ii)                                  deliver to the Board of Directors of the Company a full accounting, including a statement showing all payments collected by the Property Manager and a statement of all money held by the Property Manager, covering the period following the date of the last accounting furnished to the Board of Directors of the Company;

(iii)                               deliver to the Board of Directors of the Company all property and documents of the Company then in the custody of the Property Manager; and

(iv)                              cooperate with the Company and the Property Owners and take all reasonable steps requested by the Company to assist it in making an orderly transition of the functions performed by the Property Manager.

(b)                                 Notwithstanding subsection 4(a), if this Agreement is terminated as a result of a Change of Control, the Property Manager shall be paid a termination fee equal to seventy percent (70%) of the average applicable monthly management fee that would otherwise have been paid to Property Manager for each Affected Management Agreement (as hereafter defined).  The termination fee shall be calculated using the monthly management fee for the immediately preceding three full calendar months of each Affected Management Agreement to determine the average and multiplying that average by the number of months remaining in the term of each Affected Management Agreement, excluding any extension options.

(i)                                     For purposes of this subsection (b), an “Affected Management Agreement” means:

(1)                                 any Management Agreement terminated because this Agreement was terminated as a result of a Change of Control;

(2)                                 any Management Agreement terminated because the Property subject to the Management Agreement was sold as part of a sale that triggered the Change of Control; and

(3)                                 any Management Agreement terminated because there was a change of control of the Property Owner (as more particularly described in Section 2(c)(ii) of the Management Agreement) and the change of control of the Property Owner was part of a sale that triggered the Change of Control.

(c)                                  The Company shall pay the Property Manager the termination fee in cash upon the effective date of the termination of this Agreement.

5.                                      Successors and Assigns.  This Agreement shall bind any successors or assigns of the parties hereto as herein provided.

6.                                      Liability and Indemnification.

(a)                                 The Company shall indemnify the Property Manager and its affiliates, officers, directors, employees and agents (individually an “Indemnitee”, collectively the “Indemnitees”) to the same extent as the Company may indemnify its officers, directors, employees and agents under its Articles of Incorporation and Bylaws so long as:

(i)                                     the Board of Directors of the Company has determined, in good faith, that the course of conduct that caused the loss, liability or expense was in the best interests of the Company;

(ii)                                  the Indemnitee was acting on behalf of, or performing services for, the Company;

(iii)                               the liability or loss was not the result of negligence or misconduct on the part of the Indemnitee; and

(iv)                              any amounts payable to the Indemnitee are paid only out of the Company’s net assets and not from any personal assets of any stockholder.

(b)                                 The Company shall not indemnify any person or entity for losses, liabilities or expenses arising from, or out of, an alleged violation of federal or state securities laws by any party seeking indemnity unless one or more of the following conditions are met:

(i)                                     there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular person or entity;

(ii)                                  the claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular person or entity; or

(iii)                               a court of competent jurisdiction approves a settlement of the claims and finds that indemnification of the settlement and related costs should be made and the court considering the request has been advised of the position of the Securities and Exchange Commission and the published opinions of any state securities regulatory authority in which securities of the Company were offered and sold with respect to the availability or propriety of indemnification for securities law violations.

(c)                                  The Company shall advance amounts to persons entitled to indemnification hereunder for legal and other expenses and costs incurred as a result of any legal action for which indemnification is being sought only if all of the following conditions are satisfied:

(i)                                     the legal action relates to acts or omissions with respect to the performance of duties or services by the Indemnitee for or on behalf of the Company or a Property Owner;

(ii)                                  the legal action is initiated by a third party and a court of competent jurisdiction specifically approves the advancement; and

(iii)                               the Indemnitee receiving the advances undertakes to repay any monies advanced by the Company, together with the applicable legal rate of interest thereon, in any case(s) in which a court of competent jurisdiction finds that the party is not entitled to be indemnified.

7.                                      Notices.  Any notice, report or other communication required or permitted to be given hereunder shall be in writing unless some other method of giving such notice, report or other communication is accepted by the party to whom it is given and shall be given by being delivered at the following addresses of the parties hereto:

If to the Company, to:	Inland American Real Estate Trust, Inc.
2901 Butterfield Road
Oak Brook, IL 60523
	Attention:	Vice President, Administration
	Telephone:	(630) 218-8000
	Facsimile:	(630) 218-4955

If to the Property Manager, to:	Inland American Retail Management LLC
2901 Butterfield Road
Oak Brook, IL 60523
	Attention:	President
	Telephone:	(630) 218-8000
	Facsimile:	(630) 218-4955

Either party may at any time give notice in writing to the other party of a change of its address for the purpose of this Section 7.

8.                                      Counterparts.  This Agreement may be executed in one or more counterparts, all or which taken together shall constitute one and the same agreement, and shall become effective when the counterparts have been signed by each party hereto and delivered to the other party hereto.

9.                                      Governing Law.  This Agreement shall be construed, performed and enforced in accordance with and governed by the internal laws of the State of Illinois, without giving effect to the principles of conflicts of law thereof.

10.                               Amendments.  This Agreement may be amended or modified, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance.

11.                               Headings.  The descriptive headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

12.                               Severability.  In the event that any part of this Agreement is declared by any court or other judicial or administrative body to be null, void or unenforceable, said provision shall survive to the extent it is not so declared, and all of the other provisions of this Agreement shall remain in full force and effect.

[THE REMAINDER OF THIS PAGE INTENTIONALLY BLANK]

WHEREFORE, the undersigned have executed this Agreement by their duly authorized officers or representatives as of the date first above written.

COMPANY:		PROPERTY MANAGER:

INLAND AMERICAN REAL ESTATE TRUST, INC.		INLAND AMERICAN RETAIL MANAGEMENT LLC

By:	/s/ Jack Potts	By:	/s/ Tom Lithgow
Name:	Jack Potts	Name:	Tom Lithgow
Its:	Principal Financial Officer	Its:	President

EXHIBIT A

46000	CFG-CT - 01 Colchester	Bank Branches
46001	CFG-CT - 02 Deep River	Bank Branches
46003	CFG-CT - 04 East Lyme	Bank Branches
46004	CFG-CT - 05 Hamden	Bank Branches
46005	CFG-CT - 07 Montville	Bank Branches
46006	CFG-CT - 09 Stonington Mystic bra	Bank Branches
46007	CFG-CT - 10 Stonington Pawcatuck	Bank Branches
46008	CFG-DE - 01 Lewes	Bank Branches
46013	CFG-IL - 07 Chicago Heights	Bank Branches
46015	CFG-IL - 13 Orland Hills	Bank Branches
46016	CFG-IL - 15 Villa Park	Bank Branches
46017	CFG-IL - 16 Westchester	Bank Branches
46018	CFG-MA - 02 Dedham	Bank Branches
46020	CFG-MA - 04 Hanover	Bank Branches
46021	CFG-MA - 06 Ludlow	Bank Branches
46022	CFG-MA - 08 Malden	Bank Branches
46023	CFG-MA - 09 Malden	Bank Branches
46024	CFG-MA - 11 Medford	Bank Branches
46025	CFG-MA - 13 Milton	Bank Branches
46026	CFG-MA - 14 Needham	Bank Branches
46027	CFG-MA - 15 New Bedford	Bank Branches
46028	CFG-MA - 16 Randolph	Bank Branches
46029	CFG-MA - 17 Somerville	Bank Branches
46030	CFG-MA - 18 South Dennis	Bank Branches
46031	CFG-MA - 19 Springfield	Bank Branches
46032	CFG-MA - 20 Springfield	Bank Branches
46035	CFG-MA - 23 Winthrop	Bank Branches
46036	CFG-MA - 24 Woburn	Bank Branches
46037	CFG-MA - 25 Watertown	Bank Branches
46038	CFG-MI - 01 Farmington	Bank Branches
46039	CFG-MI - 02 Troy	Bank Branches
46040	CFG-NH - 01 Hinsdale	Bank Branches
46041	CFG-NH - 02 Keene RETAIL	Bank Branches
46042	CFG-NH - 03 Manchester	Bank Branches
46043	CFG-NH - 04 Manchester	Bank Branches
46044	CFG-NH - 06 Manchester OFFICE	Bank Branches
46047	CFG-NH - 09 Salem	Bank Branches
46048	CFG-NJ - 01 Haddon Heights	Bank Branches
46050	CFG-NY - 02 Plattsburgh	Bank Branches
46052	CFG-OH - 02 Fairlawn OFFICE	Bank Branches

46054	CFG-OH - 04 Parma	Bank Branches
46055	CFG-OH - 05 Parma Heights	Bank Branches
46056	CFG-OH - 07 South Russell	Bank Branches
46057	CFG-PA - 01 Aliquippa	Bank Branches
46058	CFG-PA - 02 Allison Park	Bank Branches
46059	CFG-PA - 03 Altoona	Bank Branches
46060	CFG-PA - 04 Altoona	Bank Branches
46061	CFG-PA - 05 Ashley	Bank Branches
46062	CFG-PA - 06 Beaver Falls	Bank Branches
46063	CFG-PA - 07 Broadheadsville	Bank Branches
46064	CFG-PA - 08 Butler	Bank Branches
46065	CFG-PA - 09 Camp Hill	Bank Branches
46066	CFG-PA - 10 Camp Hill	Bank Branches
46068	CFG-PA - 12 Carnegie	Bank Branches
46069	CFG-PA - 13 Charleroi	Bank Branches
46070	CFG-PA - 14 Cranberry Drive-I	Bank Branches
46071	CFG-PA - 15 Dallas	Bank Branches
46072	CFG-PA - 16 Dallastown	Bank Branches
46073	CFG-PA - 17 Dillsburg	Bank Branches
46074	CFG-PA - 18 Drexel Hill	Bank Branches
46075	CFG-PA - 19 Erie	Bank Branches
46076	CFG-PA - 20 Ford City	Bank Branches
46077	CFG-PA - 21 Glenside	Bank Branches
46078	CFG-PA - 22 Greensburg	Bank Branches
46082	CFG-PA - 26 Havertown	Bank Branches
46083	CFG-PA - 27 Highspire	Bank Branches
46084	CFG-PA - 28 Hollidaysburg	Bank Branches
46085	CFG-PA - 29 Homestead	Bank Branches
46086	CFG-PA - 30 Kingston	Bank Branches
46087	CFG-PA - 31 Kittanning	Bank Branches
46089	CFG-PA - 33 Lancaster	Bank Branches
46091	CFG-PA - 35 Latrobe	Bank Branches
46093	CFG-PA - 37 Lower Burrell	Bank Branches
46094	CFG-PA - 38 Matamoras	Bank Branches
46095	CFG-PA - 39 McKees Rocks	Bank Branches
46096	CFG-PA - 40 Mechanicsburg	Bank Branches
46097	CFG-PA - 41 Mercer Drive-In	Bank Branches
46098	CFG-PA - 42 Milford	Bank Branches
46099	CFG-PA - 43 Mountain Top	Bank Branches
46102	CFG-PA - 47 Oil City	Bank Branches
46103	CFG-PA - 48 Oakmont	Bank Branches
46104	CFG-PA - 50 Philadelphia	Bank Branches
46106	CFG-PA - 52 Philadelphia	Bank Branches

46107	CFG-PA - 53 Philadelphia	Bank Branches
46108	CFG-PA - 54 Pitcairn	Bank Branches
46109	CFG-PA - 55 Pittsburgh RETAIL	Bank Branches
46110	CFG-PA - 56 Pittsburgh RETAIL	Bank Branches
46111	CFG-PA - 57 Pittsburgh	Bank Branches
46112	CFG-PA - 58 Pittsburgh	Bank Branches
46113	CFG-PA - 59 Pittsburgh	Bank Branches
46114	CFG-PA - 60 Pittsburgh	Bank Branches
46115	CFG-PA - 61 Pittsburgh	Bank Branches
46116	CFG-PA - 62 Pittsburgh	Bank Branches
46117	CFG-PA - 63 Pittsburgh	Bank Branches
46118	CFG-PA - 64 Pittsburgh	Bank Branches
46119	CFG-PA - 66 Pittsburgh	Bank Branches
46120	CFG-PA - 67 Reading	Bank Branches
46121	CFG-PA - 68 Reading	Bank Branches
46122	CFG-PA - 69 Saxonburg	Bank Branches
46125	CFG-PA - 72 Souderton	Bank Branches
46127	CFG-PA - 74 State College	Bank Branches
46128	CFG-PA - 75 Tannersville	Bank Branches
46129	CFG-PA - 76 Temple	Bank Branches
46130	CFG-PA - 77 Turtle Creek	Bank Branches
46131	CFG-PA - 78 Tyrone	Bank Branches
46132	CFG-PA - 79 Upper Darby	Bank Branches
46134	CFG-PA - 81 Warrendale	Bank Branches
46135	CFG-PA - 82 West Chester	Bank Branches
46137	CFG-PA - 84 West Hazelton	Bank Branches
46138	CFG-PA - 85 Wexford	Bank Branches
46139	CFG-PA - 86 Wilkes-Barre	Bank Branches
46141	CFG-PA - 89 Mount Lebanon	Bank Branches
46142	CFG-PA - 88 York RETAIL	Bank Branches
46143	CFG-RI - 01 Coventry	Bank Branches
46144	CFG-RI - 02 Cranston	Bank Branches
46145	CFG-RI - 03 East Greenwich	Bank Branches
46146	CFG-RI - 04 Johnston	Bank Branches
46147	CFG-RI - 06 N. Providence	Bank Branches
46148	CFG-RI - 07 North Providence	Bank Branches
46149	CFG-RI - 08 Providence OFFICE	Bank Branches
46150	CFG-RI - 11 Providence	Bank Branches
46151	CFG-RI - 12 Rumford	Bank Branches
46152	CFG-RI - 13 Wakefield	Bank Branches
46153	CFG-RI - 14 Warren	Bank Branches
46154	CFG-RI - 15 Warwick OFFICE	Bank Branches
46155	CFG-RI - 16 Warwick OFFICE	Bank Branches

46156	CFG-VT - 01 Middlebury	Bank Branches
46157	ST-AL00121 Shoal Creek Branch	Bank Branches
46158	ST-AL00107 Muscle Shoals Branch	Bank Branches
46159	ST-DC00140 Brightwood	Bank Branches
46160	ST-FL00122 Clark Road Office	Bank Branches
46161	ST-FL00124 Sunwest Office	Bank Branches
46162	ST-FL00127 Fort Meade Branch	Bank Branches
46163	ST-FL00129 St. Lucie West Office	Bank Branches
46164	ST-FL00133 Highlands Branch	Bank Branches
46165	ST-FL00134 Imperial Lakes Branch	Bank Branches
46166	ST-FL00140 Lake Mary Branch	Bank Branches
46167	ST-FL00149 Haile Plantation Branc	Bank Branches
46168	ST-FL00152 Millhopper Branch	Bank Branches
46169	ST-FL00167 Cordova Office	Bank Branches
46170	ST-FL00168 Tiger Point Office	Bank Branches
46171	ST-FL00175 North Beneva Office	Bank Branches
46172	ST-FL00178 Bayonet Point Branch	Bank Branches
46173	ST-FL00187 Walden Woods Office	Bank Branches
46174	ST-FL00192 Miracle Mile Office	Bank Branches
46175	ST-FL00193 Hobe Sound Office	Bank Branches
46176	ST-FL00198 North Port Office	Bank Branches
46177	ST-FL00206 Mount Dora Branch	Bank Branches
46178	ST-FL00218 Daytona Beach Shores B	Bank Branches
46179	ST-FL00243 Marianna Downtown Offi	Bank Branches
46180	ST-FL00264 Land O’Lakes Branch	Bank Branches
46181	ST-FL00267 Clinton Avenue Office	Bank Branches
46182	ST-FL00281 St. Augustine Office	Bank Branches
46183	ST-FL00303 South Beach Office	Bank Branches
46184	ST-FL00304 Regency Square Office	Bank Branches
46185	ST-FL00320 Northwood Office	Bank Branches
46186	ST-FL00335 Osprey Office	Bank Branches
46187	ST-FL00948 East Boca Raton Office	Bank Branches
46188	ST-FL00953 West Tamarac Office	Bank Branches
46189	ST-FL00961 Pompano Beach	Bank Branches
46190	ST-FL00963 North Palm Beach	Bank Branches
46191	ST-FL00981 23rd Street Office	Bank Branches
46192	ST-FL00985 Panama City Beach Offi	Bank Branches
46193	ST-FL01000 West St. Cloud Branch	Bank Branches
46194	ST-FL01033 Granada Boulevard Bran	Bank Branches
46195	ST-FL01034 Bill France Boulevard	Bank Branches
46196	ST-FL01035 West Ormond Branch	Bank Branches
46197	ST-FL01038 Deltona Branch	Bank Branches
46198	ST-FL01041 Coronado Beach Branch	Bank Branches

46199	ST-FL01044 Riverside Office	Bank Branches
46200	ST-FL01049 Ormond Towne Square Br	Bank Branches
46201	ST-FL01066 Southside Office	Bank Branches
46202	ST-FL01068 Ridge Manor Office	Bank Branches
46203	ST-FL01070 Spring Hill Office	Bank Branches
46204	ST-FL01076 Inverness Branch	Bank Branches
46205	ST-FL01092 Pembroke Pines	Bank Branches
46206	ST-FL01094 Belvedere	Bank Branches
46207	ST-FL01105 Indian Harbour Beach B	Bank Branches
46208	ST-FL01106 Lake Washington Branch	Bank Branches
46209	ST-FL01115 South Orlando Branch	Bank Branches
46210	ST-FL01117 Pine Hills Branch	Bank Branches
46211	ST-FL01142 South 436 Lake Margare	Bank Branches
46212	ST-FL01151 University Boulevard B	Bank Branches
46213	ST-FL01155 Alafaya Highway 50 B	Bank Branches
46214	ST-FL01158 West Central Office	Bank Branches
46215	ST-FL01163 Apopka Branch	Bank Branches
46216	ST-FL01174 Tuscawilla Branch	Bank Branches
46217	ST-FL01188 Fruitland Park Branch	Bank Branches
46218	ST-FL01198 Rockledge Branch	Bank Branches
46219	ST-FL01212 Flagler Plaza Branch	Bank Branches
46220	ST-FL01215 North Causeway Branch	Bank Branches
46221	ST-FL01222 Pasco Square Office	Bank Branches
46222	ST-FL01235 Countryside Office	Bank Branches
46223	ST-FL01236 East Clearwater Office	Bank Branches
46224	ST-FL01238 Fletcher Office	Bank Branches
46225	ST-FL01246 Sabal Park Office	Bank Branches
46226	ST-FL01258 Seminole Office	Bank Branches
46227	ST-FL01287 North Lakeland Branch	Bank Branches
46228	ST-FL01334 Virginia Avenue Office	Bank Branches
46229	ST-FL01346 South Ocala Branch	Bank Branches
46230	ST-FL01349 Golden Hills Office	Bank Branches
46231	ST-FL01354 Executive Park Office	Bank Branches
46232	ST-FL01355 Lakewood Office	Bank Branches
46233	ST-FL01367 Okeechobee Branch	Bank Branches
46234	ST-GA00329 Buckhead Branch	Bank Branches
46235	ST-GA00335 Dunwoody Branch	Bank Branches
46236	ST-GA00338 Northside Parkway Bran	Bank Branches
46237	ST-GA00344 Sandy Springs Branch	Bank Branches
46238	ST-GA00346 Greenbriar Branch	Bank Branches
46239	ST-GA00350 Rockbridge Memorial Br	Bank Branches
46240	ST-GA00362 Panola Road Branch	Bank Branches
46241	ST-GA00369 Shannon Mall Branch	Bank Branches

46242	ST-GA00371 Peachtree City Branch	Bank Branches
46243	ST-GA00379 Chamblee-Peachtree Ind	Bank Branches
46244	ST-GA00382 Stone Mountain Branch	Bank Branches
46245	ST-GA00384 Spalding Corners Branc	Bank Branches
46246	ST-GA00390 Fairburn Road Branch	Bank Branches
46247	ST-GA00428 Gwinnett Place Branch	Bank Branches
46248	ST-GA00449 Stockbridge Branch	Bank Branches
46249	ST-GA00454 Court Square Branch	Bank Branches
46250	ST-GA00465 Southlake Branch	Bank Branches
46251	ST-GA00473 Cumberland Branch	Bank Branches
46252	ST-GA00474 Marietta Branch	Bank Branches
46253	ST-GA00475 Merchants Walk Branch	Bank Branches
46254	ST-GA00476 Barrett Parkway Branch	Bank Branches
46255	ST-GA00480 Brookwood Square Branc	Bank Branches
46256	ST-GA00505 Jackson Street Office	Bank Branches
46257	ST-GA00507 Washington Road Thomso	Bank Branches
46258	ST-GA00509 Washington Road Evans	Bank Branches
46259	ST-GA00531 Bradley Park Branch	Bank Branches
46260	ST-GA00588 Derenne Avenue Branch	Bank Branches
46261	ST-GA00591 Skidaway Branch	Bank Branches
46262	ST-GA00595 Mall Boulevard Branch	Bank Branches
46263	ST-GA00653 Gray Highway Office	Bank Branches
46264	ST-GA00686 Five Points Branch	Bank Branches
46265	ST-GA00704 Sylvester Office	Bank Branches
46266	ST-GA00715 Altama Office	Bank Branches
46267	ST-GA00725 Satilla Square Branch	Bank Branches
46268	ST-GA00738 Gaines School Road Off	Bank Branches
46269	ST-GA00743 Madison Office	Bank Branches
46270	ST-GA00849 NCF: Cartersville	Bank Branches
46271	ST-MD00224 Historic Annapolis	Bank Branches
46272	ST-MD00227 Annapolis	Bank Branches
46273	ST-MD00276 Prince FrederickFox R	Bank Branches
46274	ST-MD00286 Glen Burnie Branch	Bank Branches
46275	ST-MD00297 Cambridge	Bank Branches
46276	ST-MD00304 Cockeysville	Bank Branches
46277	ST-MD00310 Ardmore-Ardwick	Bank Branches
46278	ST-MD00311 Avondale	Bank Branches
46279	ST-NC00133 NCF: Apex	Bank Branches
46280	ST-NC00136 NCF: Arden	Bank Branches
46281	ST-NC00138 NCF: Asheboro	Bank Branches
46282	ST-NC00148 NCF: Bessemer City	Bank Branches
46283	ST-NC00168 NCF: Kildaire Farm Rd	Bank Branches
46284	ST-NC00191 NCF: Carmel Commons	Bank Branches

46285	ST-NC00199 NCF: Charlotte Plaza	Bank Branches
46286	ST-NC00201 NCF: Sardis Rd aka Gal	Bank Branches
46287	ST-NC00205 NCF: Wilmar	Bank Branches
46288	ST-NC00210 NCF: Creedmoor	Bank Branches
46289	ST-NC00213 NCF: Dunn	Bank Branches
46290	ST-NC00226 NCF: Croasdaile	Bank Branches
46291	ST-NC00230 NCF: Bethesda	Bank Branches
46292	ST-NC00262 NCF: Cone Boulevard	Bank Branches
46293	ST-NC00266 NCF: Adams Farm	Bank Branches
46294	ST-NC00273 NCF: Airpark	Bank Branches
46295	ST-NC00279 NCF: South Elm St	Bank Branches
46296	ST-NC00280 NCF: Harrisburg	Bank Branches
46297	ST-NC00282 NCF: Hendersonville Ma	Bank Branches
46298	ST-NC00301 NCF: Mulberry	Bank Branches
46299	ST-NC00303 NCF: Tyro	Bank Branches
46300	ST-NC00306 NCF: Mebane	Bank Branches
46301	ST-NC00318 NCF: Oxford: Main St	Bank Branches
46302	ST-NC00320 NCF: Pittsboro	Bank Branches
46303	ST-NC00355 NCF: North Madison	Bank Branches
46304	ST-NC00358 NCF: Rural Hall	Bank Branches
46305	ST-NC00362 NCF: Statesville Blvd	Bank Branches
46306	ST-NC00365 NCF: Stanley	Bank Branches
46307	ST-NC00366 NCF: Stokesdale	Bank Branches
46308	ST-NC00367 NCF: Summerfield	Bank Branches
46309	ST-NC00368 NCF: Sylva Main	Bank Branches
46310	ST-NC00374 NCF: Walnut Cove Main	Bank Branches
46311	ST-NC00375 NCF: Waynesville Main	Bank Branches
46312	ST-NC00389 NCF: Ogburn Station	Bank Branches
46313	ST-NC00393 NCF: Yadkinville: Sta	Bank Branches
46314	ST-SC00147 NCF: Fountain Inn	Bank Branches
46315	ST-SC00151 NCF: Pleasantburg	Bank Branches
46316	ST-SC00152 NCF: Wade Hampton	Bank Branches
46317	ST-SC00154 NCF: Woodruff Road	Bank Branches
46318	ST-SC00159 NCF: Berea	Bank Branches
46319	ST-SC00169 NCF: Liberty	Bank Branches
46320	ST-SC00170 NCF: Mauldin	Bank Branches
46321	ST-TN00164 East Nashville Branch	Bank Branches
46322	ST-TN00171 Woodbine Branch	Bank Branches
46323	ST-TN00172 Donelson Branch	Bank Branches
46324	ST-TN00179 Cool Springs Branch	Bank Branches
46325	ST-TN00181 Hillsboro Village Bran	Bank Branches
46326	ST-TN00184 Nolensville Road Branc	Bank Branches
46327	ST-TN00191 Brentwood Maryland Far	Bank Branches

46328	ST-TN00193 Smyrna Branch	Bank Branches
46329	ST-TN00204 Lebanon Main Office	Bank Branches
46330	ST-TN00209 South Side Branch - Mu	Bank Branches
46331	ST-TN00210 University Branch	Bank Branches
46332	ST-TN00240 Savannah Main Office	Bank Branches
46333	ST-TN00269 Hixson Branch	Bank Branches
46334	ST-TN00270 Lookout Valley Branch	Bank Branches
46335	ST-TN00275 North County Branch	Bank Branches
46336	ST-TN00276 Signal Mountain Branch	Bank Branches
46337	ST-TN00280 East Ridge Branch	Bank Branches
46338	ST-TN00281 Lee Highway Branch	Bank Branches
46339	ST-TN00287 West Tenth Street Bran	Bank Branches
46340	ST-TN00316 Walnut Street Facility	Bank Branches
46341	ST-TN00324 Allandale Mt Carmel	Bank Branches
46342	ST-TN00359 Oak Ridge Building	Bank Branches
46343	ST-TN00397 Loudon Facility	Bank Branches
46344	ST-TN00400 Alpha Facility	Bank Branches
46345	ST-VA00178 Doswell	Bank Branches
46346	ST-VA00185 Chippenham	Bank Branches
46347	ST-VA00186 Ampthill	Bank Branches
46348	ST-VA00333 Gloucester Courthouse	Bank Branches
46349	ST-VA00344 Annandale East	Bank Branches
46350	ST-VA00421 Hunter Hill	Bank Branches
46351	ST-VA00423 Lewis Gale	Bank Branches
46352	ST-VA00441 Chancellor	Bank Branches
46353	ST-VA00453 Fort Hill Village	Bank Branches
46354	ST-VA00475 South Roanoke	Bank Branches
46355	ST-VA00480 Vinton	Bank Branches
46356	ST-VA00491 Kent Street	Bank Branches
46357	ST-VA00506 Kingsmill	Bank Branches
46358	ST-VA00516 Great Bridge	Bank Branches
46359	ST-VA00524 Onancock	Bank Branches
46360	ST-VA00527 Accomac	Bank Branches
46361	ST-VA00537 Painter	Bank Branches
46362	ST-VA00549 Collinsville	Bank Branches
46363	ST-VA00571 Patrick County	Bank Branches
46364	ST-VA00572 Garrisonville	Bank Branches
46365	ST-VA00594 New Market Main Office	Bank Branches
46366	ST-VA00922 NCF: Cave Springs	Bank Branches
46367	ST-FL00144 Cutler Ridge Office	Bank Branches
46368	ST-FL00158 University Branch	Bank Branches
46369	ST-FL00169 Destin Branch	Bank Branches
46370	ST-FL00182 Plant City Main Office	Bank Branches

46371	ST-FL00321 Palm Harbor Office	Bank Branches
46372	ST-FL00324 Dunedin Office	Bank Branches
46373	ST-FL00962 North Coral Springs Of	Bank Branches
46374	ST-FL00993 Kirkman - Conroy Branc	Bank Branches
46375	ST-FL00994 Kissimmee - Main Stree	Bank Branches
46376	ST-FL01030 East Lake Wales Branch	Bank Branches
46377	ST-FL01036 Port Orange Branch	Bank Branches
46378	ST-FL01046 South Daytona Branch	Bank Branches
46379	ST-FL01051 West Port Orange Branc	Bank Branches
46380	ST-FL01053 Palm Coast West Branch	Bank Branches
46381	ST-FL01090 Southeast Lauderdale	Bank Branches
46382	ST-FL01096 Wellington	Bank Branches
46383	ST-FL01137 North Port Office	Bank Branches
46384	ST-FL01161 Hunters Creek Branch	Bank Branches
46385	ST-FL01172 South 441 Branch	Bank Branches
46386	ST-FL01193 Melbourne South Branch	Bank Branches
46387	ST-FL01290 Fivay Road Office	Bank Branches
46388	ST-FL01294 Oakbridge Center Branc	Bank Branches
46389	ST-FL01331 Hospital Branch	Bank Branches
46390	ST-FL01353 Dunnellon Office	Bank Branches
46391	ST-GA00342 Pershing Point Branch	Bank Branches
46392	ST-GA00356 Executive Park Branch	Bank Branches
46393	ST-GA00376 North Fulton Hospital	Bank Branches
46394	ST-GA00381 Georgetown Branch	Bank Branches
46395	ST-GA00424 Peachtree Corners Bran	Bank Branches
46396	ST-GA00503 Washington Road August	Bank Branches
46397	ST-GA00644 Bowdon Branch	Bank Branches
46398	ST-GA00714 North Brunswick Office	Bank Branches
46399	ST-GA00716 Demere Office	Bank Branches
46400	ST-GA00728 Jesup Office	Bank Branches
46401	ST-MD00228 Parole	Bank Branches
46402	ST-MD00291 Ellicott City	Bank Branches
46403	ST-MD00307 Rosemont	Bank Branches
46404	ST-MD00309 Waldorf	Bank Branches
46405	ST-NC00147 NCF: Belmont Main St	Bank Branches
46406	ST-NC00152 NCF: Maple Avenue	Bank Branches
46407	ST-NC00153 NCF: Cum Park	Bank Branches
46408	ST-NC00159 NCF: Carrboro	Bank Branches
46409	ST-NC00207 NCF: Parkade	Bank Branches
46410	ST-NC00217 NCF: Northgate	Bank Branches
46411	ST-NC00272 NCF: Summit Avenue	Bank Branches
46412	ST-NC00302 NCF: Lexington	Bank Branches
46413	ST-NC00305 NCF: Matthews - John S	Bank Branches

46414	ST-NC00307 NCF: Mocksville-Valley	Bank Branches
46415	ST-NC00311 NCF: Jefferson St	Bank Branches
46416	ST-NC00316 NCF: Oakboro	Bank Branches
46417	ST-NC00322 NCF: West Street	Bank Branches
46418	ST-NC00352 NCF: Pinewinds	Bank Branches
46419	ST-NC00396 NCF: Zebulon	Bank Branches
46420	ST-NC00398 NCF: Yadkin Plaza	Bank Branches
46421	ST-SC00134 NCF: Perpetual Square	Bank Branches
46422	ST-SC00138 NCF: Belton	Bank Branches
46423	ST-SC00189 NCF: Travelers Rest	Bank Branches
46424	ST-TN00162 West Nashville Branch	Bank Branches
46425	ST-TN00168 Madison Branch	Bank Branches
46426	ST-TN00180 Murfreesboro Road Bran	Bank Branches
46427	ST-TN00190 Hobbs Road Branch	Bank Branches
46428	ST-TN00192 Lavergne Branch	Bank Branches
46429	ST-TN00264 Brainerd Branch	Bank Branches
46430	ST-VA00160 Church Hill	Bank Branches
46431	ST-VA00166 Azalea	Bank Branches
46432	ST-VA00173 Washington Street	Bank Branches
46433	ST-VA00489 Boonsboro	Bank Branches
46434	ST-VA00520 Industrial Park	Bank Branches
46435	ST-VA00561 Cheriton	Bank Branches
46436	ST-VA00609 Rocky Mount Main Offic	Bank Branches
46437	ST-DC00147 Rhode Island Ave	Bank Branches
46438	ST-FL00123 Roseland	Bank Branches
46439	ST-FL00155 Bartow	Bank Branches
46440	ST-FL00164 Gulf Breeze	Bank Branches
46441	ST-FL00172 Hallandale	Bank Branches
46442	ST-FL00194 Homosassa Springs	Bank Branches
46443	ST-FL00195 West Inverness	Bank Branches
46444	ST-FL00196 Crystal River	Bank Branches
46445	ST-FL00201 South Port	Bank Branches
46446	ST-FL00212 Lady Lake	Bank Branches
46447	ST-FL00221 Freedom Park	Bank Branches
46448	ST-FL00242 River Crossing	Bank Branches
46449	ST-FL00270 Beverly Hills	Bank Branches
46450	ST-FL00271 Timber Pines	Bank Branches
46451	ST-FL00287 San Jose	Bank Branches
46452	ST-FL00296 Mandarin	Bank Branches
46453	ST-FL00299 Osceola	Bank Branches
46454	ST-FL00316 E. Lake Woodlands	Bank Branches
46455	ST-FL00322 Largo	Bank Branches
46456	ST-FL00783 Southwood	Bank Branches

46457	ST-FL00947 Jupiter	Bank Branches
46458	ST-FL00957 Wildwood	Bank Branches
46459	ST-FL00984 Lynn Haven	Bank Branches
46460	ST-FL01005 Palmetto Park	Bank Branches
46461	ST-FL01009 Riverbridge	Bank Branches
46462	ST-FL01014 Avon Park US Hwy 27 S.	Bank Branches
46463	ST-FL01015 Sebring North	Bank Branches
46464	ST-FL01016 Lake Placid	Bank Branches
46465	ST-FL01022 Bloomingdale	Bank Branches
46466	ST-FL01024 Plantation Square	Bank Branches
46467	ST-FL01027 Haines City	Bank Branches
46468	ST-FL01045 Orange Camp	Bank Branches
46469	ST-FL01047 Edgewater	Bank Branches
46470	ST-FL01050 Flagler Beach	Bank Branches
46471	ST-FL01055 Northgate	Bank Branches
46472	ST-FL01056 S. Peninsula	Bank Branches
46473	ST-FL01059 Zephyrhills Main	Bank Branches
46474	ST-FL01069 Weeki Wachee	Bank Branches
46475	ST-FL01074 Seven Hills	Bank Branches
46476	ST-FL01084 North Miami Beach	Bank Branches
46477	ST-FL01085 International Mall	Bank Branches
46478	ST-FL01129 Punta Gorda	Bank Branches
46479	ST-FL01140 Metrowest	Bank Branches
46480	ST-FL01152 Eastwood	Bank Branches
46481	ST-FL01200 Suntree	Bank Branches
46482	ST-FL01218 The Villages	Bank Branches
46483	ST-FL01225 Zephyrhills North	Bank Branches
46484	ST-FL01234 County Road #1	Bank Branches
46485	ST-FL01241 22nd Ave North	Bank Branches
46486	ST-FL01242 Oakhurst	Bank Branches
46487	ST-FL01304 Riverdale-Ft Myers	Bank Branches
46488	ST-FL01305 San Carlos	Bank Branches
46489	ST-FL01333 East Tamarac	Bank Branches
46490	ST-FL01335 Sun City Center	Bank Branches
46491	ST-FL01340 Westland	Bank Branches
46492	ST-FL01348 Belleview	Bank Branches
46493	ST-FL01356 North 49th St	Bank Branches
46494	ST-GA00334 Chattahoochee	Bank Branches
46495	ST-GA00349 Mountain Indust.	Bank Branches
46496	ST-GA00357 Brookhaven	Bank Branches
46497	ST-GA00375 Haynes Bridge	Bank Branches
46498	ST-GA00385 Woodstock	Bank Branches
46499	ST-GA00388 Medlock Bridge	Bank Branches

46500	ST-GA00420 Gwinnett Medical Ctr	Bank Branches
46501	ST-GA00422 Berkeley Lake	Bank Branches
46502	ST-GA00455 Honey Creek	Bank Branches
46503	ST-GA00460 Jonesboro	Bank Branches
46504	ST-GA00477 Terrell Mill	Bank Branches
46505	ST-GA00499 Walton Way	Bank Branches
46506	ST-GA00500 Forest Hills	Bank Branches
46507	ST-GA00502 Peach Orchard	Bank Branches
46508	ST-GA00534 Peachtree	Bank Branches
46509	ST-GA00658 Vineville	Bank Branches
46510	ST-GA00663 Watson Blvd	Bank Branches
46511	ST-GA00687 Gillionville	Bank Branches
46512	ST-GA00697 Southside	Bank Branches
46513	ST-GA00730 Baxley	Bank Branches
46514	ST-GA00739 Prince Avenue	Bank Branches
46515	ST-GA00798 Windward McGinnis	Bank Branches
46516	ST-MD00295 Chestertown	Bank Branches
46517	ST-MD00315 Bladensburg	Bank Branches
46518	ST-MD00420 Osborne Road	Bank Branches
46519	ST-NC00149 NCF: Black Mountain	Bank Branches
46520	ST-NC00156 NCF: Butner	Bank Branches
46521	ST-NC00166 NCF: North Harrison	Bank Branches
46522	ST-NC00169 NCF: Chapel Hill Blvd	Bank Branches
46523	ST-NC00211 NCF: Denton	Bank Branches
46524	ST-NC00256 NCF: Erwin	Bank Branches
46525	ST-NC00268 NCF: Battleground	Bank Branches
46526	ST-NC00295 NCF: Hudson	Bank Branches
46527	ST-NC00296 NCF: Lake Norman	Bank Branches
46528	ST-NC00297 NCF: Cannon Blvd	Bank Branches
46529	ST-NC00298 NCF: Kernersville	Bank Branches
46530	ST-NC00304 NCF: Marshville	Bank Branches
46531	ST-NC00308 NCF: Mocksville-Water	Bank Branches
46532	ST-NC00309 NCF: Charlotte Ave	Bank Branches
46533	ST-NC00310 NCF: Hilltop	Bank Branches
46534	ST-NC00315 NCF: Norwood	Bank Branches
46535	ST-NC00347 NCF: Harps Mill	Bank Branches
46536	ST-NC00356 NCF: South Madison	Bank Branches
46537	ST-NC00364 NCF: Spencer	Bank Branches
46538	ST-NC00371 NCF: Wake Forest	Bank Branches
46539	ST-NC00395 NCF: Youngsville	Bank Branches
46540	ST-SC00135 NCF: Northtowne	Bank Branches
46541	ST-SC00185 NCF: Hillcrest	Bank Branches
46542	ST-TN00166 West End	Bank Branches

46543	ST-TN00182 Hermitage	Bank Branches
46544	ST-TN00186 Priest Lake	Bank Branches
46545	ST-TN00215 Northside	Bank Branches
46546	ST-TN00238 Industrial Park	Bank Branches
46547	ST-TN00268 St. Elmo	Bank Branches
46548	ST-TN00285 Red Bank	Bank Branches
46549	ST-TN00286 Highway 58	Bank Branches
46550	ST-TN00289 East Third St	Bank Branches
46551	ST-TN00299 Twenty-Fifth St.	Bank Branches
46552	ST-TN00317 Broadway	Bank Branches
46553	ST-TN00319 Jonesborough	Bank Branches
46554	ST-TN00385 Lake City	Bank Branches
46555	ST-VA00161 Allen Avenue	Bank Branches
46556	ST-VA00176 Mechanicsville	Bank Branches
46557	ST-VA00179 Beaverdam	Bank Branches
46558	ST-VA00190 Regency	Bank Branches
46559	ST-VA00191 East Henrico	Bank Branches
46560	ST-VA00197 Tuckernuck	Bank Branches
46561	ST-VA00346 Lightfoot	Bank Branches
46562	ST-VA00350 Lee-Old Dominion	Bank Branches
46563	ST-VA00413 Spotsylvania Courths.	Bank Branches
46564	ST-VA00418 South Boston	Bank Branches
46565	ST-VA00420 Port Road	Bank Branches
46566	ST-VA00426 Gloucester Point	Bank Branches
46567	ST-VA00463 Madison Heights	Bank Branches
46568	ST-VA00478 Northwest	Bank Branches
46569	ST-VA00490 Tanglewood	Bank Branches
46570	ST-VA00492 Route 114 & US 11	Bank Branches
46571	ST-VA00510 Riverside ParkRelo	Bank Branches
46572	ST-VA00513 Franklin	Bank Branches
46573	ST-VA00553 Westgate	Bank Branches
46574	ST-VA00557 Nassawadox	Bank Branches
46575	ST-VA00565 Lynnhaven	Bank Branches

44504	NTB ELDRIDGE	Single-Tenant Retail
44508	CHILI’S - HUNTING BAYOU	Single-Tenant Retail
44509	SALTGRASS RESTAURANT - HUNTING BAYOU	Single-Tenant Retail
44515	24 HOUR FITNESS - THE WOODLANDS	Single-Tenant Retail
44529	CINEMARK - JACINTO CITY	Single-Tenant Retail
44540	STOP N SHOP - HYDE PARK	Single-Tenant Retail
44546	STOP N SHOP - CUMBERLAND	Single-Tenant Retail
44547	STOP N SHOP - MALDEN	Single-Tenant Retail

44548	STOP N SHOP - SWAMPSCOTT	Single-Tenant Retail
44549	STOP N SHOP - SOUTHINGTON	Single-Tenant Retail
44550	STOP N SHOP - FRAMINGHAM	Single-Tenant Retail
44551	STOP N SHOP - BRISTOL	Single-Tenant Retail
44552	STOP & SHOP - SICKLERVILLE	Single-Tenant Retail
44553	BI-LO - GREENVILLE	Single-Tenant Retail
44559	NEWTOWN ROAD	Single-Tenant Retail
44560	LEXINGTON ROAD	Single-Tenant Retail
44678	SAND LAKE CORNERS	Single-Tenant Retail
44701	LA FITNESS AT ELDRIDGE LAKES	Single-Tenant Retail
44702	SONIC AT ANTOINE TOWN CENTER	Single-Tenant Retail
44725	LOGANS ROADHOUSE	Single-Tenant Retail

44501	HUNTING BAYOU	Multi-Tenant Retail
44503	ELDRIDGE TOWN CENTER	Multi-Tenant Retail
44505	ATASCOCITA SHOPPING CENTER	Multi-Tenant Retail
44506	WINCHESTER TOWN CENTER	Multi-Tenant Retail
44510	CYPRESS TOWN CENTER	Multi-Tenant Retail
44511	WILLIS TOWN CENTER	Multi-Tenant Retail
44512	ANTOINE TOWN CENTER	Multi-Tenant Retail
44513	CYFAIR TOWN CENTER	Multi-Tenant Retail
44514	HIGHLAND PLAZA	Multi-Tenant Retail
44516	BAY COLONY	Multi-Tenant Retail
44520	TOMBALL TOWN CENTER	Multi-Tenant Retail
44523	STABLES TOWN CENTER I	Multi-Tenant Retail
44524	WINDERMERE VILLAGE	Multi-Tenant Retail
44526	BLACKHAWK TOWN CENTER	Multi-Tenant Retail
44527	SPRING TOWN CENTER	Multi-Tenant Retail
44528	STABLES TOWN CENTER II	Multi-Tenant Retail
44531	SHERMAN TOWN CENTER	Multi-Tenant Retail
44535	PARADISE SHOPS OF LARGO	Multi-Tenant Retail
44536	BUCKHORN PLAZA	Multi-Tenant Retail
44539	MONODNOCK MARKETPLACE	Multi-Tenant Retail
44541	TRIANGLE CENTER	Multi-Tenant Retail
44543	CANFIELD PLAZA	Multi-Tenant Retail
44545	PLAZA AT EAGLE’S LANDING	Multi-Tenant Retail
44554	BROOKS CORNER	Multi-Tenant Retail
44555	LINCOLN MALL	Multi-Tenant Retail
44556	THE MARKET AT HILLIARD	Multi-Tenant Retail
44557	FABYAN RANDALL PLAZA	Multi-Tenant Retail
44558	LINCOLN VILLAGE	Multi-Tenant Retail
44561	GLENDALE HEIGHTS I, II, III	Multi-Tenant Retail

44562	PARKWAY CENTRE NORTH	Multi-Tenant Retail
44563	SHERMAN PLAZA	Multi-Tenant Retail
44564	NEW FOREST CROSSING II	Multi-Tenant Retail
44565	STATE STREET MARKET	Multi-Tenant Retail
44566	MARKET AT MORSE / HAMILTON	Multi-Tenant Retail
44568	PARKWAY CENTRE NORTH BLDG B	Multi-Tenant Retail
44569	CROSSROADS AT CHESAPEAKE SQUARE	Multi-Tenant Retail
44570	CHESAPEAKE COMMONS	Multi-Tenant Retail
44571	14th STREET MARKET	Multi-Tenant Retail
44572	BELLERIVE PLAZA	Multi-Tenant Retail
44573	BRANDON CENTRE SOUTH	Multi-Tenant Retail
44574	CROSS TIMBERS COURT	Multi-Tenant Retail
44575	CUSTER CREEK	Multi-Tenant Retail
44576	DONELSON PLAZA	Multi-Tenant Retail
44577	EAST GATE	Multi-Tenant Retail
44578	FLOWER MOUND CROSSING	Multi-Tenant Retail
44579	FURY’S FERRY	Multi-Tenant Retail
44580	HERITAGE HEIGHTS	Multi-Tenant Retail
44581	THE CENTER AT HUGH HOWELL	Multi-Tenant Retail
44582	HUNTER’S GLEN CROSSING	Multi-Tenant Retail
44583	JOSEY OAKS	Multi-Tenant Retail
44584	MARKET AT WESTLAKE	Multi-Tenant Retail
44585	PARK WEST PLAZA	Multi-Tenant Retail
44586	PIONEER PLAZA	Multi-Tenant Retail
44587	RIVERVIEW VILLAGE	Multi-Tenant Retail
44588	SCOFIELD CROSSING	Multi-Tenant Retail
44589	SHILOH SQUARE	Multi-Tenant Retail
44590	SUNCREEK VILLAGE	Multi-Tenant Retail
44591	THE HIGHLANDS	Multi-Tenant Retail
44592	GRAVOIS DILLON PLAZA	Multi-Tenant Retail
44593	PAVILIONS AT HARTMAN HERITAGE	Multi-Tenant Retail
44594	SHALLOTTE COMMONS	Multi-Tenant Retail
44595	LEGACY CROSSING	Multi-Tenant Retail
44596	NORTHWEST MARKETPLACE	Multi-Tenant Retail
44610	WASHINGTON PARK PLAZA	Multi-Tenant Retail
44611	CITIZENSCFG) MELLON BANK BLDG	Multi-Tenant Retail
44612	LORD SALISBURY CENTER	Multi-Tenant Retail
44613	RIVERSTONE SHOPPING CENTER	Multi-Tenant Retail
44614	MIDDLEBURG CROSSING	Multi-Tenant Retail
44615	SPRING TOWN CENTER III	Multi-Tenant Retail
44616	LAKEPORT COMMONS	Multi-Tenant Retail
44617	FOREST PLAZA	Multi-Tenant Retail
44618	STREETS OF CRANBERRY	Multi-Tenant Retail

44619	MCKINNEY TOWN CENTER	Multi-Tenant Retail
44620	PENN PARK	Multi-Tenant Retail
44645	ALCOA EXCHANGE	Multi-Tenant Retail
44646	ALCOA EXCHANGE II	Multi-Tenant Retail
44647	HILLSBOROUGHWinston)	Multi-Tenant Retail
44648	POPLIN PLACE	Multi-Tenant Retail
44649	95th and CICERO	Multi-Tenant Retail
44650	SIEGEN PLAZA	Multi-Tenant Retail
44651	STREETS OF INDIAN LAKE	Multi-Tenant Retail
44652	SOUTHGATE VILLAGE	Multi-Tenant Retail
44653	CAMPUS MARKETPLACE	Multi-Tenant Retail
44654	GARDEN VILLAGE	Multi-Tenant Retail
44655	BEAR CREEK VILLAGE CENTER	Multi-Tenant Retail
44656	CHEYENNE MEADOWS	Multi-Tenant Retail
44657	CENTERPLACE OF GREELEY	Multi-Tenant Retail
44658	MERCHANTS CROSSING	Multi-Tenant Retail
44659	ANDERSON CENTRAL	Multi-Tenant Retail
44660	BARTOW MARKETPLACE	Multi-Tenant Retail
44661	PALM HARBOR SHOPPING CENTER	Multi-Tenant Retail
44662	PEACHLAND PROMENADE	Multi-Tenant Retail
44663	BOYNTON COMMONS	Multi-Tenant Retail
44664	BUCKHEAD CROSSING	Multi-Tenant Retail
44665	CITY CROSSING	Multi-Tenant Retail
44666	GATEWAY PLAZA	Multi-Tenant Retail
44667	HIRAM PAVILION	Multi-Tenant Retail
44668	GATEWAY MARKET CENTER	Multi-Tenant Retail
44669	COWETA CROSSING	Multi-Tenant Retail
44670	THOMAS CROSSROADS	Multi-Tenant Retail
44671	PARADISE PLACE	Multi-Tenant Retail
44672	ROSE CREEK	Multi-Tenant Retail
44673	WARD’S CROSSING	Multi-Tenant Retail
44674	HERITAGE PLAZA - CHICAGO	Multi-Tenant Retail
44675	SILVERLAKE	Multi-Tenant Retail
44676	PLEASANT HILL SQUARE	Multi-Tenant Retail
44677	BENT TREE PLAZA	Multi-Tenant Retail
44679	SARASOTA PAVILION	Multi-Tenant Retail
44680	STONECREST MARKETPLACE	Multi-Tenant Retail
44681	ROSEWOOD SHOPPING CENTER	Multi-Tenant Retail
44682	FAIRVIEW MARKET	Multi-Tenant Retail
44683	JAMES CENTER	Multi-Tenant Retail
44684	VENTURE POINTE	Multi-Tenant Retail
44685	PAVILION AT LaQUINTA	Multi-Tenant Retail
44686	DOTHAN PAVILION	Multi-Tenant Retail

44687	SYCAMORE COMMONS	Multi-Tenant Retail
44688	UNIVERSAL PLAZA	Multi-Tenant Retail
44689	HERITAGE CROSSING	Multi-Tenant Retail
44690	PROMENADE - FULTONDALE	Multi-Tenant Retail
44691	TULSA HILLS SHOPPING CENTER	Multi-Tenant Retail
44692	PRESTONWOOD TOWN CENTER	Multi-Tenant Retail
44694	SHERMAN TOWN CENTER II	Multi-Tenant Retail
44695	SPARKS CROSSING	Multi-Tenant Retail
44696	WHITE OAK CROSSING	Multi-Tenant Retail
44698	BAY COLONY II	Multi-Tenant Retail
44699	CYFAIR TOWN CENTER II	Multi-Tenant Retail
44700	VICTORY LAKES TOWN CENTER	Multi-Tenant Retail
44703	UNIVERSITY OAKS SHOPPING CENTER	Multi-Tenant Retail
44704	GRAFTON COMMONS	Multi-Tenant Retail
44705	WOODLAKE CROSSING	Multi-Tenant Retail
44900	MONADNOCK CONDO ASSOC	Multi-Tenant Retail
44901	WARD’S CROSSING CONDO ASSOC	Multi-Tenant Retail
47101	INTECH RETAIL	Multi-Tenant Retail
48801	STONE CREEK CROSSING	Multi-Tenant Retail
48907	THE RADIANat UPENN) RETAIL	Multi-Tenant Retail
48910	OAK PARK RETAIL	Multi-Tenant Retail
48914	BLOCK 121 RETAIL	Multi-Tenant Retail

EXHIBIT B

FORM OF MANAGEMENT AGREEMENT

THIS MANAGEMENT AGREEMENT (this “Agreement”), dated as of [                    ] [    ], 20[    ], is entered into by and between [                                                                 ], a Maryland corporation (“Owner”), and INLAND AMERICAN RETAIL MANAGEMENT LLC, a Delaware limited liability company (the “Property Manager”).

In consideration of the mutual covenants and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                      Owner hereby employs the Property Manager exclusively to rent, lease, operate and manage the property commonly known as and located in and legally described on Exhibit A attached hereto and made a part hereof (the “Premises”), upon the terms and conditions hereinafter set forth.  [NOTE: Following provision to be used for all Properties owned on July 1, 2012] [The term of this Agreement (the “Term”) shall commence on July 1, 2012 (the “Commencement Date”), and shall end on December 31, 2013.  The Term shall automatically be renewed until June 30, 2015, unless either party delivers written notice to the other party canceling this Agreement (a “Termination Notice”).] [NOTE: Following provision to be used for all Properties acquired after July 1, 2012] [The term of this Agreement (the “Term”) shall commence on the date the Property Owner takes title to the Property (the “Commencement Date”), and shall end on the date that is the last day of the month that is eighteen (18) months after the Commencement Date.  The Term shall automatically be renewed for one (1) period of eighteen (18) months, unless either party delivers written notice to the other party canceling this Agreement (a “Termination Notice”).]  In order to be effective, a Termination Notice must be delivered before June 30, 2013.  If a Termination Notice is not delivered before such date, the Termination Notice shall not be effective, and the Term shall automatically be extended without further action by the parties.  In the event this Agreement is terminated for any reason prior to the expiration of the Term, Owner shall indemnify, protect, defend, save and hold the Property Manager and all of its affiliates, shareholders, officers, directors, employees, agents, successors and assigns harmless from and against any and all claims, causes of action, demands, suits, proceedings, loss, judgments, damage, awards, liens, fines, costs, attorneys’ fees and expenses, of every kind and nature whatsoever that may be imposed on or incurred by the Property Manager by reason of the willful misconduct, gross negligence, malfeasance or unlawful acts (such unlawfulness having been adjudicated by a court of proper jurisdiction) of Owner.

2.                                      EACH PARTY SHALL HAVE THE FOLLOWING TERMINATION RIGHTS:

(a)                                 Owner may terminate this Agreement if any one of the following occurs:

(i)   Property Manager commits a material breach of any representation, warranty, term, covenant or condition set forth in this Agreement and such breach is not cured within thirty (30) days after written notice from the Owner.   The notice shall specify the nature of the breach in reasonable detail.  Notwithstanding the foregoing, if the Property Manager has promptly commenced to cure the breach within the initial 30-day period and is diligently pursuing the cure to completion, the Property Manager shall have, to the extent necessary, an additional thirty (30) days to cure the breach before the Owner may terminate this Agreement.

(ii)   Property Manager engages in any act of fraud, misappropriation of funds or embezzlement or Property Manager commits any act of gross negligence or willful misconduct in the performance of its obligations under this Agreement; provided, however, if such conduct is committed by any individual other than any senior executive, Owner shall have no right to exercise such termination right if the Property Manager immediately terminates or causes the termination of such individual from employment and makes Owner and the Property whole for the actual financial loss resulting from such conduct.

(b)                                 The Property Manager may terminate this Agreement if any one of the following occurs:

(i)  Owner commits a material breach of any representation, warranty, term, covenant or condition set forth in this Agreement and such breach is not cured within thirty (30) days after written notice from the Property Manager.   The notice shall specify the nature of the violation in reasonable detail.  Notwithstanding the foregoing, if the Owner has promptly commenced to cure the violation within the initial 30-day period and is diligently pursuing the cure to completion, the Owner shall have, to the extent necessary, an additional thirty (30) days to cure the violation before Property Manager may terminate.

(ii)  A court of competent jurisdiction enters a decree or order for relief in respect of the Owner in any involuntary case under the applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoints a receiver liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Owner or for any substantial part of any of their respective property or orders the winding up or liquidation of Owner’s affairs.

(iii) Owner commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Owner or for any substantial part of its property, or makes any general assignment for the benefit of creditors, or fails generally to pay its debts, as they become due.

(iv)  There is a dissolution of Owner.

(c)                                  This Agreement shall automatically terminate if any one of the following occurs:

(i)  The Master Management Agreement, dated as of July 1, 2012 by and between Inland American Real Estate Trust, Inc. and Property Manager,  is terminated.

This Agreement shall terminate effective as of the date the Master Management Agreement is terminated.

(ii)  There is a sale of the Property or a transfer of control of Owner.  For purposes hereof, the acquisition by any individuals, entity, group or person (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act, or any successor provision (the “Exchange Act”)), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than the Property Manager, any of its affiliates or any affiliates of the Owner, in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of fifty percent (50%) or more of the total voting power of the voting capital interests of the Owner.  This Agreement shall terminate effective as of the date the Property is sold or the effective date of the transfer of control of Owner, as applicable.

Unless otherwise expressly set forth in this Section 3, the party entitled to terminate this Agreement shall provide the other party thirty (30) days advance written notice of the termination.

3.                                      THE PROPERTY MANAGER AGREES:

3.1                               To accept the management of the Premises, to the extent, for the period, and upon the terms herein provided and agrees to furnish the services of its organization in connection with renting, leasing, operating and managing the Premises, and, without limiting the generality of the foregoing, the Property Manager agrees to be responsible for those specific duties and functions set forth in Section 4 hereof.  The Property Manager shall be entitled at all times to manage the Premises in accordance with the Property Manager’s standard operating policies and procedures, except to the extent that any specific provisions contained herein are to the contrary, in which case the Property Manager shall manage the Premises consistent with the specific provisions of the Agreement. The Property Manager agrees to use its best efforts to maintain the highest occupancy at the highest rents for each space comprising the Premises.

3.2                               To prepare those reports regarding the Premises identified on Exhibit B, which reports shall be made accessible to the Owner through a shared software system, and to remit to Owner, upon Owner’s request, the excess of Gross Income (as hereafter defined) over expenses paid pursuant to Section 3.4 hereof (“Net Proceeds”).  In the event that expenses paid pursuant to Section 4.4 hereof shall be in excess of Gross Income for any monthly period, to notify Owner of same and Owner agrees to pay the excess amount immediately upon request from the Property Manager, but nothing herein contained shall obligate the Property Manager to advance its own funds on behalf of Owner. All advances by the Property Manager on behalf of Owner shall be paid to the Property Manager by Owner within ten (10) days after request.

3.3                               To prepare annualized budgets for operation of the Premises. Annualized budgets shall be for planning and informational purposes only, and the Property Manager shall have no liability to Owner for any failure to meet any budget. However, the Property Manager will use its best efforts to operate the Premises pursuant to the annualized budget. The parties acknowledge that the first annualized budget has been prepared and approved for the year commencing January 1, 2012 and ending on December 31, 2012.  All subsequent annualized budgets shall cover the period from January 1st of each year through December 31st of the same year. The proposed annualized budget for each calendar year shall be prepared by the Property Manager by December 1st of the year preceding the year for which it applies, and Owner shall notify the Property Manager within fifteen (15) days as to whether Owner has or has not approved the proposed annualized budget. If Owner does not approve the proposed annualized budget, Owner shall notify the Property Manager and the Property Manager shall make the necessary amendments to the annualized budget. During the time the Property Manager is preparing these amendments, the Property Manager will continue to operate the Premises according to the last approved annualized budget. Owner’s approval of the annualized budget shall constitute approval for the Property Manager to expend sums for all budgeted expenditures, without the necessity to obtain additional approval of Owner under any other expenditure limitations as set forth elsewhere in this Agreement.

Subject to the terms of this Agreement, Property Manager covenants and agrees to comply with and implement, as applicable, any direction or strategic plan approved by the Company’s Board of Directors.

4.                                      OWNER AGREES, and does hereby give the Property Manager the following exclusive authority and powers (all of which shall be exercised in the name of the Property Manager, as the Property Manager for Owner) and Owner agrees to assume and reimburse the Property Manager, its affiliates and agents for all expenses paid or incurred in connection therewith:

4.1                               To advertise the Premises or any part thereof and to display signs thereon, which advertising and signs may contain the Property Manager’s name and customary logo; and to rent the same; to cause references of prospective tenants to be investigated; to sign leases for all or part of the Premises for terms not in excess of one year, or the period agreed to by the Owner and Property Manager, and to renew or cancel the existing leases and prepare and execute the new leases without additional charge to Owner; to terminate tenancies and to sign and serve in the name of the Owner of the Premises such notices as are deemed necessary by the Property Manager; to institute and prosecute actions to evict tenants and to recover possession of the Premises; with Owner’s authorization, to sue for, in the name of the Owner, and recover rent and other sums due; and, when expedient, to settle, compromise, and release any actions or suits, or reinstate such tenancies. Owner shall reimburse Property Manager for all expenses of litigation including attorneys’ fees, filing fees, and court costs that Property Manager does not recover from tenants.  The Property Manager may select the attorney of its choice to handle the litigation, with the Owner’s approval.  The Property Manager may collect from tenants all or any of the following, all of which shall be considered Gross Income (and included when calculating the Management Fee) and deposited into Property Manager’s custodial account: a late rent administrative charge, a non-negotiable check charge; a credit report fee; a subleasing administrative charge or broker’s commission; and all administrative charges actually collected from tenants in connection with annual common area maintenance reconciliations and tenant charge backs for same.

4.2                               To hire, supervise, discharge and pay salary and benefit expenses for all labor required for the operation and maintenance of the Premises including, but not limited to, on-site personnel, property managers, assistant property managers, leasing consultants, engineers, janitors, maintenance supervisors and other employees required for the operation and maintenance of the Premises, including personnel spending a portion of their working hours (to be charged on a pro rata basis) at the Premises. All expenses of such employment shall be deemed operating expenses of the Premises. To make or cause to be made all ordinary repairs and replacements necessary to preserve the Premises in its present condition and for the operating efficiency thereof and all alterations required to comply with lease requirements, and to do decorating on the Premises; to negotiate and enter into, as the Property Manager for Owner of the Premises, contracts for all items on budgets that have been approved by Owner, any emergency services or repairs for items not exceeding $20,000.00, appropriate service agreements and labor agreements for normal operation of the Premises, which shall have terms not to exceed three years, and agreements for all budgeted maintenance, minor alterations and utility services, including, but not limited to, electricity, gas, fuel, water, telephone, window washing, scavenger service, landscaping, snow removal, pest exterminating, decorating and legal services in collection with the leases and service agreements relating to the Premises, and other services or such of them as the Property Manager may consider appropriate; and to purchase supplies and pay all bills.  The Property Manager shall use its best efforts to obtain the foregoing services and utilities for the Premises at the most economical costs and terms available to the Property Manager.

Owner hereby appoints the Property Manager as Owner’s authorized Property Manager for the purpose of executing, as the managing Property Manager for Owner, those agreements described in this Section 4.2.  In addition, Owner agrees to specifically assume in writing all obligations under all agreements so entered into by the Property Manager, on behalf of Owner of the Premises, upon the termination of this Agreement and Owner shall indemnify, protect, save, defend and hold the Property Manager and all of its affiliates, shareholders, officers, directors, employees, agents, successors and assigns harmless from and against any and all claims, causes of action, demands, suits, proceedings, loss, judgments, damage, awards, liens, fines, costs, attorneys’ fees and expenses, of every kind and nature whatsoever, resulting from, arising out of or in any way related to those agreements and which relate to or concern matters occurring after termination of this Agreement, but excluding matters arising out of the Property Manager’s misconduct, negligence, malfeasance or unlawful acts. The Property Manager shall secure the approval of, and execution of appropriate agreements by, Owner for any non-budgeted and non-emergency/contingency capital items, alterations or other expenditures in excess of $20,000.00 for any one item, securing for each item at least three (3) written bids, if practicable, or providing evidence satisfactory to Owner that the agreed amount is lower than industry standard pricing, from responsible contractors. The Property Manager shall have the right from time to time during the Term to contract with and make purchases from its affiliates and third party agents; provided that contract rates and prices are competitive with other available sources. The Property Manager may at any time, and from time to time, request and receive the prior written authorization of Owner of the Premises of any one or more purchases or other expenditures, notwithstanding that the Property Manager may otherwise be authorized hereunder to make such purchases or expenditures.

4.3                               To collect Gross Income (as hereafter defined) and give receipts therefore and to deposit all such Gross Income collected hereunder in the Property Manager’s custodial account which the Property Manager will open and maintain, in a state or national bank of the Property Manager’s choice and whose deposits are insured by the Federal Deposit Insurance Corporation, exclusively for the Premises and any other properties owned by Owner (or any entity that is owned or controlled by the Owner) and managed by the Property Manager. Owner agrees that the Property Manager shall be authorized to maintain a reasonable minimum balance (to be determined jointly from time to time) in the custodial account. The Property Manager may endorse any and all checks received in connection with the operation of the Premises and drawn to the order of Owner and Owner shall, upon request, furnish the Property Manager’s depository with an appropriate authorization for the Property Manager to make the endorsement.  For purposes hereof, “Gross Income” means all rents, assessments and other items, including, but not limited to the following, to the extent applicable: the aggregate amount of any and all tenant payments for real estate taxes, property liability and other insurance, damages and repairs, common area maintenance, tax reduction fees and all other tenant reimbursements, administrative charges, proceeds of rental interruption insurance, parking fees, income from coin operated machines and other miscellaneous income collected by or paid to Property Manager.  Gross Income specifically includes late rent administrative charges, non-negotiable check charges, credit report fees, subleasing administrative charges, and all administrative charges actually collected from tenants in connection with annual common area maintenance reconciliations and tenant charge backs for same.

4.4                               To pay all expenses of the Premises from the Gross Income collected in accordance with Section 4.3 hereof, from the Property Manager’s custodial account. It is understood that the Gross Income will be used first to pay the compensation to the Property Manager as contained in Section 6 hereof, then to the reimbursement of expenses incurred by Property Manager pursuant to Section 4.2 and Section 2(e) of the Master Management Agreement, then operational expenses and then any mortgage indebtedness, including real estate tax and insurance impounds, but only as directed by Owner in writing and only if sufficient Gross Income is available for such payments.

4.5                               Nothing in this Agreement shall be interpreted to obligate the Property Manager to pay from Gross Income any expenses incurred by Owner prior to the commencement of this Agreement, except to the extent (i) Property Manager was obligated to pay such expenses pursuant to the terms of a prior management agreement between Owner and Property Manager or (ii) Owner advances additional funds to pay the expenses.

4.6                               To collect and handle tenants’ security deposits, including the right to apply the security deposits to unpaid rent, and to comply, on behalf of the Owner, with applicable state or local laws concerning security deposits and interest thereon, if any.

4.7                               The Property Manager shall not be required to advance any monies for the care or management of the Premises, and Owner agrees to advance all monies necessary therefor. If the Property Manager shall elect to advance any money in connection with care or management of the Premises, Owner agrees to reimburse the Property Manager in accordance with Section 3.2 and Section 4.2 above.

4.8                               To handle all steps necessary regarding any claim for insured losses or damages; provided that the Property Manager will not make any adjustments or settlements in excess of $50,000.00 without Owner’s prior written consent.

4.9                               Notwithstanding anything to the contrary contained in this Agreement, Owner acknowledges and agrees that any or all of the duties of the Property Manager as contained herein may be delegated by the Property Manager and performed by an affiliate or third-party agent (a “SubProperty Manager”) with whom the Property Manager contracts for the purpose of performing such duties. Owner specifically grants the Property Manager the authority to enter management agreements with any SubProperty Manager; provided that Owner shall have no liability or responsibility to any SubProperty Manager for the payment of the SubProperty Manager’s fee or for reimbursement to the SubProperty Manager of its expenses or to indemnify the SubProperty Manager in any manner for any matter; and provided further that the Property Manager shall require such SubProperty Manager to agree, in the written agreement setting forth the duties and obligations of such SubProperty Manager, to indemnify Owner for all loss, damage or claims incurred by Owner as a result of the willful misconduct, gross negligence, malfeasance or unlawful acts of the SubProperty Manager. Owner further acknowledges and agrees that the Property Manager may assign this Agreement and all of the Property Manager’s rights and obligations hereunder to another management entity that is then managing other property for Owner (“Successor Property Manager”). Owner specifically grants the Property Manager the authority to make an assignment of this Agreement to a Successor Property Manager.

5.                                      OWNER FURTHER AGREES:

5.1                               To indemnify, defend, protect, save and hold the Property Manager and all of its affiliates, shareholders, officers, directors, employees, agents, SubProperty Managers, successors and assigns (collectively, “Indemnified Parties”) harmless from any and all claims, causes of action, demands, suits, proceedings, loss, judgments, damage, awards, liens, fines, costs, attorneys’ fees and expenses, of every kind and nature whatsoever (collectively, “Losses”) in connection with or in any way related to the Premises and from liability for damage to the Premises and injuries to or death of any person whomsoever, and damage to property; provided, however, that any indemnification pursuant to this Section 5.1 shall not extend to any such Losses arising out of the negligence or misconduct of the Property Manager or any of the other Indemnified Party. Owner agrees to procure and pay for, at its own expense, public liability insurance, fire and extended coverage insurance, burglary and theft insurance, rental interruption insurance, flood insurance (if appropriate) and boiler insurance (if appropriate) naming Owner and the Property Manager as insured parties and adequate to protect their respective interests and in form, substance, and amounts reasonably satisfactory to the Property Manager, and to furnish to the Property Manager certificates and policies evidencing the existence of this insurance. The premiums for all insurance maintained by Owner shall be paid by either Owner directly or, provided sufficient Gross Income is available, by the Property Manager from Gross Income.  Unless Owner shall provide insurance and furnish certificates and policies within ten (10) days from the date of this Agreement, the Property Manager may, in its sole discretion, but shall not be obligated to, purchase insurance and charge the cost thereof to the account of Owner. All insurance policies shall provide that the Property Manager shall receive thirty (30) days’ written notice prior to cancellation of the policy.  The Property Manager shall not be liable for any error of judgment or for any mistake of fact or law, or for any thing that it may do or refrain from doing, except in cases of negligence or misconduct on the part of the Property Manager.

5.2                               Owner hereby warrants and represents to the Property Manager that to the best of Owner’s knowledge, neither the Premises, nor any part thereof, has previously been or is presently being used to treat, deposit, store, dispose of or place any hazardous substance, that may subject the Property Manager to liability or claims under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9607) or any constitutional provision, statute, ordinance, law or regulation of any governmental body or of any order or ruling of any public authority or official thereof, having or claiming to have jurisdiction thereover.  Furthermore, Owner agrees to indemnify, protect, defend, save and hold the Property Manager and all of its affiliates, shareholders, officers, directors, employees, agents, successors and assigns harmless from any and all claims, causes of action, demands, suits, proceedings, loss, judgments, damage, awards, liens, fines, costs, attorneys’ fees and expenses, of every kind and nature whatsoever, involving, concerning or in any way related to any past, current or future allegations regarding treatment, depositing, storage, disposal or placement by any party other than the Property Manager of hazardous substances on the Premises.

5.3                               To give adequate advance written notice to the Property Manager if Owner desires that the Property Manager make payment, out of Gross Income, to the extent funds are available after the payment of the Property Manager’s compensation as contained in Section 6 hereof and all operational expenses, of mortgage indebtedness, general taxes, special assessments, or fire, boiler or any other insurance premiums. In no event shall the Property Manager be required to advance its own money in payment of any such indebtedness, taxes, assessments or premiums.

5.4                               Nothing in this Section 5 or otherwise in this Agreement or any agreement executed by Owner in connection with this Agreement shall require Owner or a subsidiary of Owner to limit the liability of, waive any claims against, or indemnify and hold harmless any person or entity except to the extent Owner or that subsidiary is permitted by Section 6 of the Master Management Agreement, dated July 1, 2012, between Owner and the Property Manager, to so limit, waive, indemnify or hold harmless, as applicable.

6.                                      OWNER AGREES TO PAY THE PROPERTY MANAGER, AS A MONTHLY MANAGEMENT FEE HEREUNDER FOR MANAGING THE PREMISES DIRECTLY OR THROUGH ITS AFFILIATES OR AGENTS, an amount equal to                        percent (      %) of Gross Income (the “Management Fee”) [insert as appropriate - 4.50% for multi-tenant, 2.90% for single tenant and 2.50% for bank branches], subject to change as set forth below, which shall be deducted monthly by the Property Manager and retained by the Property Manager from Gross Income prior to payment to Owner of Net Proceeds. The Management Fee shall be compensation for all services specified herein and provided by the Property Manager in connection with renting, leasing, operating and managing the Premises. Any services beyond those specified herein, such as sales brokerage, construction management, loan origination and servicing, property tax reduction and risk management services, shall be performed by Property Manager and compensated by Owner only if the parties agree on the scope of the services to be performed; provided that the compensation to be paid therefor will not exceed ninety percent (90.0%) of the market rate that would be paid to unrelated parties providing these services;

provided further that all compensation must be approved by a majority of the independent directors of Owner. Owner acknowledges and agrees that Property Manager may pay or assign all or any portion of its Management Fee to a SubProperty Manager as described in Section 4.9 hereof.  If the Property Manager or Owner reasonably determines that the Property has changed its classification as a single-tenant site, multi-tenant site or a bank branch facility, it shall notify the other party in writing.  If the parties mutually agree that the classification has changed, the parties will amend this Agreement to reflect a change in the management fee.

7.                                      IT IS MUTUALLY AGREED THAT:

7.1                               Owner shall designate one (1) person to serve as Owner’s Representative in all dealings with the Property Manager hereunder. Whenever the notification and reporting to Owner or the approval, consent or other action of Owner is called for hereunder, any notification and reporting if sent to or specified in writing to Owner’s Representative, and any approval, consent or action if executed by Owner’s Representative, shall be binding on Owner but only if approved by the Owner’s board of directors as may be required. Owner’s Representative initially shall be:

Name	Address

Vice President, Administration	2901 Butterfield Road Oak Brook, IL 60523 Telephone: (630) 218-8000 Facsimile: (630) 218-4955

Owner’s Representative may be changed at the discretion of Owner, at any time and from time to time, and shall be effective upon the Property Manager’s receipt of written notice of the new Owner’s Representative.

7.2                               Owner expressly withholds from the Property Manager any power or authority to make any structural changes in any building or to make any other major alterations or additions in or to any such building or equipment therein, or to incur any expense chargeable to Owner, other than expenses related to exercising the express powers above vested in the Property Manager without the prior written direction of Owner’s Representative, except that the Property Manager shall make all emergency repairs as may be required to ensure the safety of persons or property or which are immediately necessary for the preservation and safety of the Premises or the safety of the tenants and occupants thereof or are required to avoid the suspension of any necessary service to the Premises.

7.3                               The Property Manager shall be responsible for notifying Owner in the event it receives a material written notice that any building on the Premises or any equipment therein does not comply with the requirements of any statute, ordinance, law or regulation of any governmental body or of any public authority or official thereof having or claiming to have jurisdiction thereover. The Property Manager shall promptly forward to Owner any material written complaints, warnings, notices or summonses received by the Property Manager relating to these matters. Owner represents that to the best of its knowledge the Premises and such equipment comply with all such requirements and authorizes the Property Manager to disclose the Owner’s identity to any officials and agrees to indemnify, protect, defend, save and hold the

Property Manager and the other Indemnified Parties harmless of and from any and all Losses which may be imposed on them or any of them by reason of the failure of Owner to correct any present or future violation or alleged violation of any and all present or future laws, ordinances, statutes, or regulations of any public authority or official thereof, having or claiming to have jurisdiction thereover, of which it has actual notice.

7.4                               In the event it is alleged or charged that any building on the Premises or any equipment therein or any act or failure to act by Owner with respect to the Premises or the sale, rental, or other disposition thereof fails to comply with, or is in violation of, any of the requirements of any constitutional provision, statute, ordinance, law or regulation of any governmental body or any order or ruling of any public authority or official thereof having or claiming to have jurisdiction thereover, and the Property Manager, in its sole and absolute discretion, considers that the action or position of Owner, with respect thereto may result in damage or liability to the Property Manager, the Property Manager shall have the right to cancel this Agreement at any time by written notice to Owner of its election so to do, which cancellation shall be effective upon delivery of the notice to Owner. Any notice may be delivered personally or by registered mail, on or to the person named to receive the Property Manager’s monthly statement at the address provided in Section 7.1 hereof, and if delivered by mail shall be deemed to have been delivered when deposited in the mails. Any cancellation pursuant to this Section 7.4 shall not release the indemnities of Owner set forth in this Agreement, including, but not limited to, those set forth in Sections 1, 4.2, 5.1, 5.2 and 7.3 above and shall not terminate any liability or obligation of Owner to the Property Manager for any payment, reimbursement, or other sum of money then due and payable to the Property Manager hereunder.

7.5                               All personnel expenses, including but not limited to, wages, salaries, insurance, benefits, employment related taxes and other governmental charges, shall be charges incurred in connection with the Premises for purposes of Section 4.4 hereof, to the extent that these expenses are apportioned by the Property Manager to services rendered for the benefit of the Premises. The number and classification of employees serving the Premises shall be as determined by the Property Manager to be appropriate for the proper operation of the Premises; provided that Owner may request changes in the number and/or classification of employees, and the Property Manager shall make all requested changes unless in its judgment the resulting level of operation and/or maintenance of the Premises will be inadequate.

8.                                      Owner shall pay or reimburse the Property Manager, its affiliates or agents for all amounts due it under this Agreement for services and advances prior to termination of this Agreement. All provisions of this Agreement that require Owner to have insured, or to protect, defend, save, hold and indemnify or to reimburse the Property Manager shall survive any expiration or termination of this Agreement and, if the Property Manager is or becomes involved in any claim, proceeding or litigation by reason of having been the Property Manager of Owner, such provisions shall apply as if this Agreement were still in effect. The parties understand and agree that the Property Manager may withhold funds for sixty (60) days after the end of the month in which this Agreement is terminated to pay bills previously incurred but not yet invoiced and to close accounts. Should the funds withheld be insufficient to meet the obligation of the Property Manager to pay bills previously incurred, Owner shall, upon demand, advance sufficient funds to the Property Manager to ensure fulfillment of the Property Manager’s obligation to do so, within ten (10) days of receipt of notice and an itemization of all unpaid bills.

9.                                      Nothing contained herein shall be construed as creating any rights in third parties who are not the parties to this Agreement, nor shall anything contained herein be construed to impose any liability upon Owner or the Property Manager for the performance by Owner or the Property Manager under any other agreement they have entered into or may in the future enter into, without the express written consent of the other having been obtained.  Nothing contained in this Agreement shall be deemed or construed to create a partnership or joint venture between Owner and the Property Manager or to cause either party to be responsible in any way for the debts or obligations of the other or any other party (but nothing contained herein shall affect the Property Manager’s responsibility to transmit payments for the account of Owner as provided herein), it being the intention of the parties that the only relationship hereunder is that of the Property Manager and principal.

10.                               Wherever possible, each provision of this Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid under applicable law, the provision shall be ineffective only to the extent of the prohibition or invalidity, without invalidating the remainder of the provision or the remaining provisions of this Agreement. This Agreement, its validity, performance and enforcement shall be construed in accordance with, and governed by, the internal laws of the State in which the Premises are located without regard to that State’s conflicts of law principles.

11.                               This Agreement shall be binding upon the successors and assigns of the Property Manager and the heirs, administrators, executors, successors and assignees of Owner.  This Agreement contains the entire Agreement of the parties relating to the subject matter hereof, and there are no understandings, representations or undertakings by either party except as herein contained. This Agreement may be modified solely by a written agreement executed by both parties hereto.

12.                               If any party hereto defaults under the terms or conditions of this Agreement, the defaulting party shall pay the non-defaulting party’s court costs and attorneys’ fees incurred in the enforcement of any provision of this Agreement.

13.                               The failure of either party to this Agreement to, in anyone or more instances, insist upon the performance of any of the terms, covenants or conditions of this Agreement, or to exercise any rights or privileges conferred in this Agreement, shall not be construed as thereafter waiving any such terms, covenants, conditions, rights or privileges, but the same shall continue in full force and effect as if no the forbearance or waiver had occurred.

14.                               This Agreement is deemed to have been drafted jointly by the parties, and any uncertainty or ambiguity shall not be construed for or against either party as an attribution of drafting to either party.

15.                               All notices given under this Agreement shall be sent by certified mail, return receipt requested, sent by facsimile transmission, or hand delivered at:

If to Owner, to:	Inland American Real Estate Trust, Inc. 2901 Butterfield Road Oak Brook, IL 60523 Attention: Vice President, Administration Telephone: (630) 218-8000 Facsimile: (630) 218-4955

If to Property Manager, to:	Inland American Retail Management, LLC 2901 Butterfield Road Oak Brook, IL 60523 Attention: President Telephone: (630) 218-8000 Facsimile: (630) 218-4955

WHEREFORE, the undersigned have executed this Agreement by their duly authorized officers or representatives as of the date first above written.

PROPERTY MANAGER:	OWNER:

INLAND AMERICAN RETAIL MANAGEMENT LLC, a Delaware limited liability company	[ ]., a Maryland corporation

By:	By:
Name:	Name:
Its:	Its:

Exhibit A

[Description of the Premises to be Inserted]

A-1

Exhibit B

[Description of Reports to be Inserted]

B-1